UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 19, 2011

Mellanox Technologies, Ltd.

(Exact name of Registrant as Specified in its Charter)

Israel	001-33299	98-0233400
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Hermon Building

Yokneam, Israel 20692

(Address of Principal Executive Offices)

+972-4-909-7200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On September 19, 2011, we issued a press release announcing that we plan to offer, subject to market and other conditions, 3,000,000 ordinary shares in an underwritten public offering. We expect to grant the underwriters a 30-day option to purchase up to an additional 450,000 ordinary shares in connection with the planned public offering. All of the ordinary shares in the offering will be sold by Mellanox Technologies, Ltd. The planned public offering is being made by means of a prospectus and prospectus supplement pursuant to an automatic universal shelf registration statement previously filed with the U.S. Securities and Exchange Commission on Form S-3. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

In addition, in connection with the planned public offering, we have updated the disclosure regarding the audit committee of our board of directors and the composition of the committees of our board of directors included under the section titled “Corporate Governance and Board of Directors Matters” in our Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 11, 2011. A copy of the updated disclosure is attached as Exhibit 99.2 to this Form 8-K and incorporated herein by reference.

All statements included or incorporated by reference in this Current Report on Form 8-K, other than statements or characterizations of historical fact, are forward-looking statements. These forward-looking statements are based on our current expectations, estimates and projections about our industry and business, management’s beliefs and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as “projects,” “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions and variations or negatives of these words. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement. More information about the risks, uncertainties and assumptions that may impact our business is set forth in our Quarterly Report on Form 10-Q filed with the SEC on August 4, 2011, and our Annual Report on Form 10-K filed with the SEC on March 7, 2011. All forward-looking statements in this Current Report on Form 8-K are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements.

Item 9.01  Financial Statements and Exhibits.

 (d)       Exhibits.

Number	Description

99.1	Press release dated September 19, 2011.

99.2	Company Disclosure.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: September 19, 2011	MELLANOX TECHNOLOGIES, LTD.

	By:	/s/ Michael Gray
	Name:	Michael Gray
	Title:	Chief Financial Officer

Exhibit Index

Number	Description

99.1	Press release dated September 19, 2011.

99.2	Company Disclosure.